Transaction & Corporate Overview October 2026 Confidential

Disclaimers and forward-looking statements Disclaimer This presentation has been prepared by Velaris Therapeutics, Inc. (“Velaris” or the “Company”). The information contained herein is provided as of the date hereof, is subject to change without notice, and is based on publicly available information, third-party sources and internally developed data. It does not purport to contain all of the information that may be necessary to evaluate an investment in the Company, is not a recommendation that any person make such an investment, and is for information purposes only. Any opinion or belief expressed herein is based on certain assumptions and limitations and is an expression of present belief only. Nothing herein should be construed as legal, financial, accounting or tax advice. This presentation is confidential and is furnished solely to a limited number of parties for the purpose of evaluating a possible transaction with the Company. By accepting this presentation, the recipient agrees that it and its representatives will use it solely for that purpose, will not distribute, reproduce or disclose it or any of its contents to any other person, and will return or destroy it upon the Company’s request. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Company’s securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offer of securities will be made only to accredited investors pursuant to definitive transaction documents, which will supersede this presentation in its entirety. Any securities to be offered in any transaction contemplated hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state or foreign securities laws. Any securities to be offered in any transaction contemplated hereby have not been approved or disapproved by the U.S. Securities and Exchange Commission, any state securities COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY, AND WILL BE OFFERED AND SOLD SOLELY IN RELIANCE ON THE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS PROVIDED BY THE SECURITIES ACT AND RULES AND REGULATIONS PROMULGATED THEREUNDER. Third-party and market data This presentation contains estimates and other information concerning the Company’s industry, its intended markets and the products of third parties, including estimated patient populations in PAH, secondary PH and other pulmonary indications and projected revenue and peak sales for Winrevair. Such information is derived from published literature, industry publications, analyst consensus estimates and the Company’s own internal estimates. The Company has not independently verified it and makes no representation or warranty as to its accuracy, completeness or timeliness. Estimates of patient populations, market size and revenue are inherently uncertain and subject to change. Information regarding third-party approved or investigational products, including Winrevair, imatinib, HS235 and REGN13335, and the clinical data presented for them, is derived from studies conducted by others under different protocols and in different patient populations. No head-to-head trials have been conducted, none of the Company’s product candidates has been evaluated in humans, and no clinical data of the Company are presented herein. Such information is provided for context only and should not be relied upon as evidence of the safety, efficacy or tolerability of any Company product candidate. Forward-looking statements and other information This presentation contains “forward-looking statements” within the meaning of applicable United States securities laws. Except for statements of historical fact, statements herein are forward-looking, including statements regarding: the Company’s business strategy, including its plan to develop therapies for pulmonary arterial hypertension (PAH), secondary pulmonary hypertension (PH) and other pulmonary disease, to expand into indications including PH-HFpEF, PH-ILD, PH-COPD, IPF, PPF and PH-sarcoidosis, and to develop combination therapies; the potential therapeutic benefit, mechanism of action, efficacy, safety, tolerability, dosing, route of administration and differentiation of VLR199, VLR247, VLR258, VLR360, VLR869 and VLR6109, including as compared to approved or investigational therapies; the Company’s discovery, preclinical and IND-enabling activities, the expected timing of IND or CTA filings, the initiation of clinical development in 2027 and proof-of-concept data in 2028; the expected timing and outcome of third-party catalysts; the anticipated benefits of the Company’s $250 million financing and the expectation that it will fund operations through key inflection points; estimated patient populations, market sizes, peak sales and potential value creation; the Company’s relationship with Paragon Laboratories; the composition of the Company’s management team, including the transition of acting officers to permanent roles; and management’s assessment of future plans and operations. Forward-looking statements are often identified by words such as “may”, “will”, “anticipate”, “believe”, “expect”, “intend”, “potential”, “estimate”, “plan”, “designed to” and “goal” or the negatives thereof. They are neither historical facts nor assurances of future performance, and involve known and unknown risks and uncertainties that may cause actual results to differ materially, including: the Company is a preclinical-stage company with a limited operating history that has not initiated any clinical trial; preclinical and animal model results, and the clinical results of third-party products, may not be predictive of results for the Company’s product candidates in humans; risks arising from regulatory feedback, including disagreement by regulatory authorities with the Company’s preclinical data package, proposed trial designs or interpretation of data; the Company’s dependence on Paragon Laboratories and other third parties for discovery, research, manufacturing and development; the Company’s reliance on an acting management team serving in an interim capacity and its ability to recruit and retain permanent personnel; risks that the financing may not be completed on the anticipated terms or at all; risks related to obtaining and protecting patent rights; the Company’s need to raise substantial additional capital; competition from companies with greater resources, including those developing ActRII-Fc and anti-PDGF-B therapies; macroeconomic conditions and changes in law, tariffs, sanctions or export controls; and the general uncertainties of drug development. All forward-looking statements are qualified by these cautionary statements. Although management believes the expectations conveyed herein are reasonable based on information available on the date such statements are made, there can be no assurance they will prove accurate, and actual results could differ materially. The Company undertakes no obligation to update forward-looking statements except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements. Trademarks Trade names, trademarks, service marks and logos of other companies appearing in this presentation, including WINREVAIR™, are the property of their respective owners. Such marks may appear without the ® or ™ symbols solely for convenience, and their use is not intended to imply any relationship with, or endorsement or sponsorship of the Company by, the owner. Confidential 1

Transaction highlights Structure: The acquisition of Velaris was structured as a stock-for-stock transaction whereby all of Velaris’ outstanding equity interests were exchanged for a combination of shares of Alaunos common stock and newly created non-voting Series C convertible preferred stock. Financing: Concurrent with the acquisition of Velaris, Alaunos closed a $350 million private placement with a group of institutional accredited investors led by Fairmount and joined by a robust syndicate of dedicated biotechnology investors, as well as additional undisclosed institutional investors. Management and BOD: Peter Harwin from Fairmount is joining the Alaunos Board of Directors. Primary use of Proceeds: The proceeds from the private placement are expected to be primarily used to advance the Velaris pipeline, deliver on the anticipated milestones (POC data for VLR-199 and VLR-360, initial regulatory filings (e.g., IND) for VLR-247 and VLR-258), and to fund business operations. Proceeds may also fund work relating to Alaunos’ legacy preclinical obesity program and are expected to provide cash runway into 2029. Confidential

Capitalization Confidential As of 10/13/2026 Pre-merger Alaunos common stock outstanding (f.d.) 3,797,326 Merger consideration Shares of preferred 138,340 Preferred conversion ratio 1,000 Total common equivalent (Merger) 138,340,000 Concurrent financing Shares of common 687,789 Shares of preferred 243,063 Total common equivalent (Financing) 243,750,789 Deal price ($ per common share) $1.4357 Total capitalization (Common, as converted) 386,856,547 Market cap at deal price $555.41 million Shares of common stock and preferred stock were issued to Velaris security holders in exchange for all of Velaris’ outstanding equity interest. Shares of preferred stock were issued to Velaris shareholders and to investors in the $350 million private placement. Shares of Series C preferred stock will automatically convert into 1,000 shares of common stock, subject to certain beneficial ownership restrictions set by each holder. Please refer to the company’s SEC filings for additional information.

Velaris is developing a pipeline of potentially transformative therapies for pulmonary hypertension and cardiopulmonary disease

Our Goals

- Initial focus on **PAH** where Winrevair (sotatercept-csrk) est. peak sales are $8B+
- Expand into **secondary PH**, where there is substantial unmet need and mounting evidence for the utility of PAH drugs approved in these additional indications
- Develop **combination therapies** based on the leading biologics for PH

Program	Discovery / IND-enabling	Clinical
Ligand trap		
VLR199	ActRIIA-Fc: same MoA as Winrevair	IND or CTA 2H27
VLR247	ActRIIA-Fc with BMP-9/10-sparing	IND or CTA 1H28*
VLR258	ActRIIB-Fc with BMP-9/10-sparing	
Monoclonal antibody		
VLR360	PDGF-B	IND or CTA 2H27
VLR869	Undisclosed	
Bispecific antibody		
VLR6109	Undisclosed	

Velaris is the 9th company launched with assets developed by Paragon

Confidential

*PAH: pulmonary arterial hypertension; Winrevair is a trademark of Merck; PH: pulmonary hypertension; *$250M financing supports either VLR247 or VLR258 moving into the clinic. Based on positive preclinical data, external catalysts, and additional capital we may advance both into the clinic.The agents listed above are currently under pre-clinical investigation. Their safety and effectiveness have not yet been established by any regulatory authority.*

VELARIS THERAPEUTICS 5

Winrevair's rapid growth makes it one of the largest cardiopulmonary launches ever


Projected Winrevair revenue in PAH
~$8B
Sales (US $M)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
FY-2024
FY-2025
FY-2026E
FY-2027E
FY-2028E
FY-2029E
FY-2030E
FY-2031E
FY-2032E
FY-2033E
FY-2034E
FY-2035E
FY-2036E

- **Annualizing $2B two years into launch with current label for PAH alone**
- **$8B peak sales estimate in PAH alone**

Winrevair is the only approved ActRII-Fc ligand trap for PAH with no other assets in late-stage development with the same MoA

Confidential *Source: VisibleAlpha* VELARIS THERAPEUTICS 6

Large, untapped opportunity awaits in secondary PH and cardiopulmonary indications

Estimated number of US patients



Secondary PH and cardiopulmonary disease
No. patients (thousands)
600
500
400
300
200
100
0
Peak Sales Estimate
~$8B
30-50K
60-70K
120K[a]
180K[a]
250K
500K[b]
PAH
PH-ILD
IPF
PPF
PH-COPD
PH-HFpEF
Winrevair established PoC:

PAH could be the tip of the iceberg in cardiopulmonary disease

a) all IPF & PPF patients exclusive of PH status (reflects Tyvaso development); b) Combined pre- and post-capillary PH subgroup.

PAH: Pulmonary Arterial Hypertension. PH-ILD: Pulmonary Hypertension associated with Interstitial Lung Disease. IPF: Idiopathic pulmonary fibrosis. PPF: Progressive Pulmonary Fibrosis. PH-COPD: Pulmonary Hypertension associated with Chronic Obstructive Pulmonary Disease. HFpEF: heart failure with preserved ejection fraction.

Source: Kirson 2011 Curr Med Res Opinion. Jeganathan 2022 ERJ Open. Kacprzak 2023 Diagnostics. Fan 2026 Ann Am Thor Soc. Olson 2021 Adv Ther. Nathan 2024 Eur Resp J. Zhang 2022 Int J COPD; Company estimates

Confidential
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Pulmonary vascular remodeling from imbalanced growth signaling is a shared pathology across PH groups Confidential Interstitial lung disease PH-lung disease (Group 3) PAH (Group 1) (e.g., PH-ILD, PH-COPD, PH-IPF, PH-PPF) PH-HFpEF (Group 2) Healthy PH Left-sided heart failure (e.g., Cpc-PH-HFpEF, Ipc-PH-HFpEF) Distinct etiologies converge on distal pulmonary arterial remodeling Vessels narrow and stiffen, making the heart work harder to push blood through the lungs That remodeling is in part driven by lost signaling balance; pro-proliferative activins overwhelm anti-proliferative BMP-9/10 Ligand traps help restore balance, while PDGF-B inhibition blocks a distinct, complementary proliferative driver PH: pulmonary hypertension, PAH: Pulmonary Arterial Hypertension, PH-ILD: Pulmonary Hypertension associated with Interstitial Lung Disease, IPF: Idiopathic pulmonary fibrosis, PPF: Progressive Pulmonary Fibrosis, PH-COPD: Pulmonary Hypertension associated with Chronic Obstructive Pulmonary Disease. HFpEF: heart failure with preserved ejection fraction, Ipc: isolated precapillary, Cpc: combined pre- and post-capillary

Velaris is pursuing multiple potentially best-in-class therapies with pipeline-in-a-product potential

Multiple ligand trap approaches yield distinct opportunities with potential to improve on Winrevair and command PH market share



VLR199

- Designed to **replicate Winrevair's clinically proven ActRIIA MoA**, with broad ligand activity
- Potential for dose optimization to **improve benefit-risk profile**
- **SC autoinjector at launch**

VLR247 & VLR258

- Designed to spare ligands BMP-9, BMP-10, **lower risk of hematologic AEs**
- ActRIIA and ActRIIB **backbone options to optimize activity**
- Half-life extended for **less frequent SC dosing**

Anti-PDGF-B is a distinct MoA from Winrevair's



VLR360

- Designed to **replicate imatinib's PAH efficacy without off-target kinase side effects**
- Designed to extend half-life for **less frequent SC dosing**

Confidential

MoA: mechanism of action

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VLR199 is designed to replicate Winrevair’s proven pharmacology Confidential ActRIIA extracellular domain, with broad ligand trapping activity Fc domain of human IgG1 BMP-10 BMP-9 Activin A Activin B GDF-8 GDF-11 Anti-proliferative Pro-proliferative VLR199 Inhibitory profile matches Winrevair Winrevair Exemplary VLR199 lead VLR199 designed to preserve the balance of Winrevair across several ligand targets No clinical head-to-head studies have been conducted between VLR199 and Winrevair. As a result, cross-study comparisons cannot be made.

Velaris pipeline is designed to improve on areas where Winrevair may not be fully optimized Confidential Potential Ability to Differentiate Area for optimization Potential Velaris initiatives VLR199 VLR247 VLR258 Dosing Winrevair titrated from 0.3 to 0.7 mg/kg Q3W Comprehensive dose-ranging for optimal benefit-risk tradeoff; ability to improve on AE and tolerability profile Auto-injector development from the outset of clinical studies; improving on vial and syringe profile Dosing frequency improvements from uncommon q3wk schedule Safety Winrevair USPI warning for elevated risk of bleeding (De)tuned BMP9/10 potency to potentially expand the therapeutic window; reduce hematologic AEs, dose limits, and monitoring requirements Activin signaling inhibition leaves multiple avenues for meaningful improvement

Velaris is pursuing multiple approaches to optimize activity beyond VLR199



ActRIIA extracellular domain (similar to Winrevair)
ActRIIB extracellular domain (similar to HS235*)
Both designed to be **BMP-9/10-sparing**
Fc domain of human IgG1
VLR247
VLR258

VLR247 & VLR258 inhibit key activin-signaling ligands while sparing BMP-9/10, targets linked to hematological AEs

Inhibitory profiles for lead spares BMP-9/10



BMP-9
BMP-10
Relative IC50
20
15
10
5
0
1x
3.5x
19x
1x
13x
17x
More ligand sparing
0.1
1
10
100
1000
10000
100000
BMP10
Activin B
GDF8
GDF11
BMP9
Winrevair
HS235
VLR258 exemplary lead

Confidential

* HS235 is BMP-9/10-sparing ActRIIB-Fc ligand trap acquired by GSK; now known as GSK6792070. No clinical head-to-head studies have been conducted among Winrevair, HS235, and VLR258. As a result, cross-study comparisons cannot be made.

VELARIS THERAPEUTICS
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VLR360 targets PDGF-B, an emerging target with potential as a monotherapy… Confidential VLR360 Anti-PDGF-B activity Potential for greater potency than REGN13335 Fc-modified for half-life extension Potential for less frequent dosing than REGN13335 Highly selective for PDGF-B Potential to avoid off-target effects observed with imatinib VLR360 is a potentially best-in-class mAb targeting PDGF-B* PDGF-B signaling leads to vascular remodeling and progression of PH Imatinib demonstrated promising clinical efficacy, likely due to PDGFR inhibition, but it was limited in PAH by off-target toxicity REGN’s anti-PDGF-B antibody was well tolerated in a recent Phase 1 HV study VLR360 could be developed as a potential monotherapy or in combination with ActRII-Fc ligand traps PDGF: Platelet Derived Growth Factor, Imatinib: an oral tyrosine kinase inhibitor, HV: healthy volunteer; *VLR360 is currently under pre-clinical investigation, and it has not been evaluated in human clinical trials. Source: Hoeper et al., 2013. Circulation. Fredenburgh LE et. al. ERS 2026

…and has been engineered with combination potential in mind Confidential Combinations are foundational to the pulmonary treatment paradigms VLR199 Designed to replicate Winrevair’s proven pharmacology Designed to optimize ActRII-Fc tolerability VLR360 Designed to replicate imatinib’s effects without side effects VLR869 and VLR6109 Undisclosed Additional antibodies, Fc-conjugates VLR199, VLR247, VLR258 optimized as monotherapies; designed to be foundation for high-impact combos

PAH Provides a Path to Rapid PoC and Clinical Development

PAH offers Velaris a potentially efficient development path, including a small initial study that could demonstrate PoC

Phase 1: PoC

n ≈ 20 - 30
Healthy Volunteers

- Activin signaling inhibition offers specific PD biomarkers (e.g., FSH) and on-target heme changes
- Extensive Winrevair precedent enables Velaris to target proven activity levels early in development

Anticipated Efficient Path to Registrational Phase 2/3 Studies

Design to be informed by Phase 1 data and Winrevair precedent
PAH Patients

- Established hemodynamic endpoints (PVR) allow early signal detection; low placebo PVR responses enable small Phase 2 studies
- The validated regulatory pathway and Winrevair precedents provide an anticipated clear path for trial design and endpoints
- Recent examples (e.g. Roivant, Inhibikase, Aerovate) demonstrate the ability to quickly accelerate from Phase 2 into Phase 3 registrational studies

VLR199, VLR247, VLR258 will pursue a derisking strategy ahead of registrational studies

Confidential
PVR: pulmonary vascular resistance
VELARIS THERAPEUTICS
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Multiple PD markers anticipated to provide early confidence in clinical similarity to Winrevair FSH decrease (in postmenopausal women) Hgb changes BSAP increase Early HV PK/PD data expected to enable dose matching to Winrevair, potentially supporting Winrevair-like activity in Phase 2/3 Activin signaling inhibition reveals biomarker changes in early healthy volunteer studies Confidential Winrevair dose-dependently lowers serum FSH Pbo 0.1 0.3 1.0 3.0 (mpk) Winrevair Source: Ruckle et al., 2009 JBMR (day 8 data); FSH: follicle-stimulating hormone, Hgb: Hemoglobin, BSAP: bone-specific alkaline phosphatase. HV: healthy volunteer

Heart Failure with preserved Ejection Fraction (HFpEF), Group 2 PH, is a blockbuster expansion indication

Activin signaling inhibition is the only PAH MoA to show early signs of efficacy in the larger PH-HFpEF population Confidential PH-HFpEF (Group 2 PH): Results after left-sided heart failure causes progressive, pulmonary vasculature changes comparable to PAH Market size markedly larger than PAH No approved therapies; vasodilator agents cause harm, unable to address both the lung and heart Winrevair is only agent to demonstrate early signs of success: Improved 6MWD Lowered time to clinical worsening Improved key biomarkers in both lung and heart (i.e. PVR, wedge pressure) PH HFpEF: heart failure with preserved ejection fraction

Winrevair is only PAH agent to demonstrate efficacy signal in PH-HFpEF Winrevair advancing to Phase 3 with lower (0.3 mg/kg) dose Velaris has potential to efficiently advance into late-stage studies HFpEF: Winrevair has shown early signs of efficacy in heart failure, a potentially ~10x larger population than PAH Confidential 2024: Approved in PAH Probability of event-free survival Placebo Winrevair Time to death or clinical worsening Phase 3 STELLAR (0.7 mpk) Time (weeks) Placebo Winrevair Time (weeks) % without events 2026: Completed Ph 2 trial in PH-HFpEF Time to clinical worsening Phase 2 CADENCE (0.3 mpk arm)   95% patients on double or triple background therapy HR: 0.16 HR: 0.18 Hoeper et al., 2023 NEJM. Gomberg-Maitland et al., Circulation 2026. 0.3 mg/kg arm. HFpEF: heart failure with preserved ejection fraction

Potential expansion into Group 3 PH and adjacent indications

PAH drugs have demonstrated utility in the large markets of PH-ILD and pulmonary fibrosis Confidential PH-ILD (Group 3) and pulmonary fibrosis share in common underlying lung parenchyma disorder Some PAH drugs have demonstrated efficacy, showing the path, but leaving remaining unmet need Activin signaling inhibition has potential to deliver additional efficacy in these populations Considered one of the most effective in PAH Clear mechanistic rationale Surrogate endpoints offer potential for efficient paths to signal generation and clinical PoC PH PAH: Pulmonary Arterial Hypertension, PH-ILD: Pulmonary Hypertension associated with Interstitial Lung Disease, IPF: Idiopathic pulmonary fibrosis, PPF: Progressive Pulmonary Fibrosis, PH-COPD: Pulmonary Hypertension associated with Chronic Obstructive Pulmonary Disease

PAH drugs have an established path into PH-ILD and pulmonary fibrosis

	PAH	PH-ILD	Pulmonary Fibrosis
Est. Addressable US Pts	*30-50K*	*60-70K*	*300K*

		PAH	PH-ILD	Pulmonary Fibrosis
Prostacyclin	United Therapeutics (A Public Benefit Corporation) — Tyvaso	FDA Approval 2009	FDA Approval 2021	Two Positive IPF Ph3s 2025 & 2026 *+ PPF Ph3 Est. 2027*
sGC	roivant — Mosliciguat	*Deliberately rapid clinical development* — **Ph1b** PVR Data 2024		Potential Indication Expansion

Confidential

IPF: idiopathic pulmonary fibrosis, PPF: Progressive pulmonary fibrosis, PVR: pulmonary vascular resistance, 6MWD: 6-minute walk distance

VELARIS THERAPEUTICS

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Given Winrevair’s superior efficacy in PAH, evaluating the activin MoA in lung disease is a compelling opportunity Confidential Improvement in exercise capacity TRIUMPH (Tyvaso), STELLAR (Winrevair) For illustrative purposes only; no H2H study was conducted Tyvaso Winrevair Pbo-adj D 6MWD (m) 12 wk 24 wk ISTs and KOLs indicate successful use of Winrevair beyond PAH Clinical interviews, retrospective analyses and case reports for Winrevair in patients with PH or other lung diseases today resemble the early signs that preceded Tyvaso’s expansion Endpoints in these expansion opportunities – similar to PAH – are amenable to early signal detection and efficient derisking (FVC) H2H: head-to-head, IST: investigator-sponsored trial, FVC: forced vital capacity, MoA: mechanism of action. Source: Tyvaso TRIUMPH data (FDA), Winrevair Hoeper et al., 2023 NEJM

Velaris programs expected to enter clinic in 2027 with key clinical PoC data expected in 2028

$350M financing anticipated to provide runway through key inflection points

	2027	2028
VLR199 (ActIIRA-Fc)	IND/CTA (2H)	**PoC data**
VLR247 (ActIIRA-Fc BMP9/10 sparing)		IND/CTA (1H)*
VLR258 (ActIIRB-Fc BMP9/10 sparing)		
VLR360 (anti-PDGF-B)	IND/CTA (2H)	**PoC data**
	External catalysts	
Merck Winrevair (ActIIRA-Fc)	Phase 3 ongoing (PH-HFpEF)	
GSK HS235 (ActIIRB-Fc BMP9/10 sparing)	**Phase 1b/2 data (PAH)**	**Phase 1b/2 data (PH-HFpEF)** Phase 3 initiation (PAH)
Regeneron REGN13335 (anti-PDGF-B)		**Phase 2 data (PAH)**

Confidential

*$250M financing supports either VLR247 or VLR258 moving into the clinic. Based on positive preclinical data, external catalysts, and additional capital we may advance both into the clinic.

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Company led by an experienced leadership team Confidential Robert Postma Board member Watermill Asset Management Corporation Holger Weis Chairman Michael Jerman Board member Hollywell Partners Jaime Vieser Board member Brushwood, Castle Hill Asset Management Peter Harwin Incoming Board member Fairmount Board of Directors Management Team Holger Weis, BBA, CPA Chief Executive Officer, Alaunos Michael Henderson, MD President,Velaris CEO Paragon Labs